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                     GOLDMAN SACHS EQUITY PORTFOLIOS, INC.

                          GOLDMAN SACHS BALANCED FUND
                       GOLDMAN SACHS SELECT EQUITY FUND
                     GOLDMAN SACHS GROWTH AND INCOME FUND
                       GOLDMAN SACHS CAPITAL GROWTH FUND
                      GOLDMAN SACHS SMALL CAP EQUITY FUND
                    GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                        GOLDMAN SACHS ASIA GROWTH FUND

      Supplement dated March 1, 1996 to the Prospectus dated June 1, 1995

                               ----------------

  The following supplements the information appearing in the Prospectus and replaces the first and fourth paragraphs under the caption "How to Invest-- Offering Price" on pages 37 and 38 of the Prospectus:

  The offering price is the next determined net asset value per share plus a sales charge, if any, paid to Goldman Sachs at the time of purchase of shares of the Funds as shown in the following table:

                                                   SALES CHARGE  MAXIMUM DEALER
        AMOUNT OF PURCHASE         SALES CHARGE AS AS PERCENTAGE  ALLOWANCE AS
         (INCLUDING SALES           PERCENTAGE OF  OF NET AMOUNT PERCENTAGE OF
         CHARGE, IF ANY)           OFFERING PRICE    INVESTED    OFFERING PRICE
        ------------------         --------------- ------------- --------------
Less than $50,000.................      5.50%          5.82%          5.00%
$50,000 up to (but less than)
 $100,000.........................      4.75           4.99           4.00
$100,000 up to (but less than)
 $250,000.........................      3.75           3.90           3.00
$250,000 up to (but less than)
 $500,000.........................      2.75           2.83           2.25
$500,000 up to (but less than) $1
 million..........................      2.00           2.04           1.75
$1 million or more................      0.00*          0.00*            **

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 * No sales charge is payable at the time of purchase of shares of $1 million or more, but a contingent deferred sales charge ("CDSC") may be imposed in the event of certain redemption transactions made within 18 months of purchase.
** Goldman Sachs pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter.

  Purchases of shares made after March 1, 1996 in the amount of $1 million or more which are not otherwise eligible for a waiver of the initial sales charge will be made at net asset value with no initial sales charge, but if the shares are redeemed within 18 months after the end of the calendar month in which the purchase was made (the contingent deferred sales charge period), a CDSC of 1.00% will be imposed. Any applicable CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional shares. In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC on shares that are subject to a CDSC may be waived or reduced if the redemption results from the death or disability (as defined in Section 72 of the Code) of a shareholder if the redemption is made within one year of such event.

  An exchange of shares that are subject to a CDSC will not be subject to the applicable CDSC at the time of exchange. Shares subject to a CDSC acquired in an exchange will be subject to the CDSC, if any, of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time a shareholder had owned shares acquired will be measured from the date the shareholder acquired the original shares subject to a CDSC and will not be affected by any subsequent exchange.

  Class A shares of the Funds may be sold at net asset value without payment of any sales charge to (a) Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals; (b) qualified retirement plans of Goldman Sachs; (c) trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor; (d) any employee or registered representative of any Authorized Dealer or their respective spouses and children; (e) banks, trust companies or other types of depository institutions investing for their own account or investing for accounts for which they have investment discretion; (f) banks, trust companies or other types of depository institutions investing for accounts for which they do not have investment discretion, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; (g) any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund; (h) pension and profit sharing plans, pension funds and other company-sponsored benefit plans having either 200 eligible employees or at least $1,000,000 under management with GSAM and its affiliates; (i) shareholders whose purchase is attributable to redemption proceeds (subject to appropriate documentation) from a registered open-end management investment company not distributed or managed by Goldman Sachs or its affiliates, if such redemption has occurred no more than 60 days prior to the purchase of shares of the Funds and the shareholder either (a) paid an initial sales charge or (b) was at some time subject to a deferred sales charge with respect to the redemption proceeds;
(j) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; (k) registered investment advisers who have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; and (l) accounts over which GSAM or its advisory affiliates have investment discretion. Purchasers must certify eligibility for an exemption on the Account Application and notify Goldman Sachs if the shareholder is no longer eligible for an exemption. Exemptions will be granted subject to confirmation of a purchaser's entitlement. Investors purchasing shares of the Funds at net asset value without payment of any initial sales charge may be charged a fee if they effect transactions in shares through a broker or agent. In addition, under certain circumstances, dividends and distributions from any of the Goldman Sachs Portfolios may be reinvested in shares of each Fund at net asset value, as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program".

HOW TO INVEST--PARTICIPANT-DIRECTED PLANS

  The disclosure under the subcaptions "How to Invest--Participant-Directed Plans" on pages 39 and 40 of the Prospectus is deleted.

HOW TO INVEST--REINVESTMENT OF REDEMPTION PROCEEDS

  The following supplements the first paragraph under the section captioned "How to Invest--Reinvestment of Redemption Proceeds" on page 40 of the
Prospectus:

  If you paid a CDSC upon a redemption and reinvest in shares subject to the conditions set forth above, your account will be credited with the amount of the CDSC attributable to such shares previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares.

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EQSUP5/100K/0396